                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 2, 2002

                                 Date of Report
                        (Date of earliest event reported)



                                RSTAR CORPORATION

               (Exact Name of Registrant as Specified in Charter)





                DELAWARE                    0-27029                      91-1836242
                --------                    -------                      ----------
    (State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
             Incorporation)





                    300 EXECUTIVE PARKWAY, # 150
                        SAN RAMON, CALIFORNIA            94583
               (Address of Principal Executive Offices)  (ZIP
                                                         Code)



       Registrant's telephone number, including area code: (925) 543-0300



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

     Effective on August 2, 2002, the previously announced acquisition by rStar Corporation ("rStar") of the StarBand Latin America business (the "StarBand Latin America Acquisition") from Gilat Satellite Networks Ltd. ("Gilat") in exchange for 43,103,448 shares of rStar common stock was consummated. At the annual meeting of rStar stockholders, held on April 30, 2002, rStar stockholders approved the StarBand Latin America Acquisition, and other related matters. In accordance with the terms of the second amended and restated acquisition agreement among Gilat To Home Latin America (Holland) N.V., rStar and Gilat dated as of December 31, 2001, while regulatory approvals required for the transfer of certain of the Latin American operations are pending, Gilat will provide rStar with the economic benefit of such operations until such time as the regulatory approvals have been obtained. The StarBand Latin America business currently operates satellite-based rural telephony networks in certain Latin American countries, as well as high-speed consumer Internet access pilot networks in certain other countries. StarBand Latin America expects to work on a wholesale basis with Latin American ISPs, PTTs and other providers to offer high-speed Internet access via satellite and expects to target the small office/home office and select consumer market segment in Latin America. Effective upon the closing of the StarBand Latin America Acquisition, the members of rStar's Board of Directors elected at the April 30, 2002 annual meeting of rStar stockholders took office. In addition, as described in the Offer to Exchange/Prospectus (the "Prospectus") dated June 25, 2002 and rStar's Proxy Statement for the April 30, 2002 annual meeting (the "Proxy Statement") of its stockholders, effective with the closing of the StarBand Latin America Acquisition, the previously announced resignation of Lance Mortensen as Chairman and CEO of rStar became effective. A copy of the press release announcing the StarBand Latin America Acquisition, among other matters, is attached hereto as
Exhibit 99.1.

     In addition to the StarBand Latin America Acquisition, on August 9, 2002, rStar and Gilat accepted for exchange 6,315,789 shares of rStar common stock validly tendered in the exchange offer described in the Prospectus, which is the maximum number of rStar and Gilat offered to exchange in the exchange offer. As a result of the StarBand Latin America Acquisition and the exchange offer, Gilat's beneficial ownership of the outstanding rStar shares increased from approximately 65.5% of outstanding rStar common stock to approximately 85 %. Additional details regarding the two transactions were provided to rStar stockholders in the Prospectus and the Proxy Statement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         To be filed amendment.

(b)      PROFORMA FINANCIAL STATEMENTS.

         To be filed by amendment.

(c) EXHIBITS.

                  2.1(a) Second Amended and Restated Acquisition Agreement among Gilat To Home Latin America (Holland) N.V., rStar Corporation and Gilat Satellite Networks Ltd. dated as of December 31, 2001 (incorporated by reference to Exhibit 2.1 to the Gilat Satellite Networks Ltd. Form F-4 (Amendment No. 1) (333-71422) filed on January 15, 2002).

                  2.1(b) Closing Agreement dated as of August 2, 2002 among Gilat To Home Latin America (Holland) N.V., rStar Corporation and Gilat Satellite Networks Ltd.

                  2.1(c) Master Agreement dated as of August 1, 2002 among StarBand Latin America (Holland) B.V., Gilat To Home Latin America (Holland) N.V., Gilat To Home Latin America, Inc. and Gilat Satellite Networks Ltd. (incorporated by reference to Exhibit 10.1 to the Gilat Satellite Networks Ltd. Form F-4 (Amendment No. 2) (333-71422) filed on February 7, 2002).

                  3.1. Fourth Amended and Restated Certificate of Incorporation of rStar Corporation.

                  3.2      Amended Bylaws of rStar Corporation.

                  99.1     Joint Press Release dated August 5, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           rStar Corporation

Date: 8/19/02                                           By: /s/ Amit Ancikovsky
                                                            --------------------
                                                        Name: Amit Ancikovsky
                                                        Title: Interim Chief
                                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
2.1(a)  Second Amended and Restated Acquisition Agreement among Gilat To Home
        Latin America (Holland) N.V., rStar Corporation and Gilat Satellite
        Networks Ltd. dated as of December 31, 2001 (incorporated by reference to
        Exhibit 2.1 to the Gilat Satellite Networks Ltd. Form F-4 (Amendment
        No. 1) (333-71422) filed on January 15, 2002).

2.1(b)  Closing Agreement dated as of August 2, 2002 among Gilat To Home Latin
        America (Holland) N.V., rStar Corporation and Gilat Satellite Networks
        Ltd.

2.1(c)  Master Agreement dated as of August 1, 2002 among StarBand Latin America
       (Holland) B.V., Gilat To Home Latin America (Holland) N.V., Gilat To Home
       Latin America, Inc. and Gilat Satellite Networks Ltd. (incorporated by reference to Exhibit 10.1 to the Gilat Satellite Networks Ltd. Form F-4
       (Amendment No. 2) (333-71422) filed on February 7, 2002).

3.1.   Fourth Amended and Restated Certificate of Incorporation of rStar
       Corporation.

3.2    Amended Bylaws of rStar Corporation.

99.1   Joint Press Release dated August 5, 2002.